Property And Equipment (Tables)	12 Months Ended
May 31, 2012
Property and Equipment, Net

Property and equipment consisted of the following:

	As of May 31,
	2011	2012
	US$	US$

Buildings	104,994	118,830
Transportation equipment	6,177	7,051
Furniture and education equipment	38,794	50,106
Computer equipment and software	15,210	20,525
Leasehold improvements	56,961	90,739

	222,136	287,251
Less: accumulated depreciation and amortization	(64,523)	(88,255)
Construction in-process	2,808	5,346

	160,421	204,342